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Prospectus Supplement July 30, 1998*
IDS Selective Fund (July 30, 1998) S-6376 N/S-6376-99 N (7/98)

The "How to purchase, exchange or redeem shares" section of the prospectus, page 20p, is revised to include the following:

Purchase Policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o    The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, American Express Client Service Corporation (AECSC), the Fund and Norwest Bank
     Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AECSC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o    You must pay any fee the bank charges for wiring.

o    The Fund reserves the right to reject any application for any  reason.


S-6376-11 A (7/98)
*Valid until next prospectus update
Destroy July 30, 1999